UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 1, 2017

PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director.

On August 1, 2017, Dennis Houston, a member of the Audit Committee and the Chairman of the Health, Safety and Environmental Committee of the Board of Directors of PBF Energy Inc. (the “Company”) informed the Board that he will not seek re-election as a director at the Company’s 2018 Annual Meeting of Stockholders. Mr. Houston will continue to serve as a director (including in his capacity as a member of the Audit Committee and the Chairman of the Health, Safety and Environmental Committee) through the remainder of the end of the year. Mr. Houston’s decision not to seek re-election was not the result of any disagreement with the Company or the Board of Directors.

(d) Election of Director.

Effective August 2, 2017, the Company elected Kimberly S. Lubel as independent members of its Board of Directors. The Company’s Board of Directors now consists of nine members, including eight independent directors.

Ms. Lubel will participate in the Company’s compensation program for its non-employee, outside directors, including an annual cash retainer of $120,000 and a $150,000 grant of restricted shares of the Company’s Class A common stock.   In addition, the Company will enter into its standard form of indemnification agreement with Ms. Lubel.

The Board determined that Ms. Lubel meets the independence requirements under the rules of The New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Ms. Lubel that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

On August 2, 2017, the Company issued a press release announcing Ms. Lubel’s election to the Board of Directors of the Company. The press release related to this announcement is attached hereto as Exhibit 99.1

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated August 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2017

PBF Energy Inc.
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 2, 2017